Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations [Abstract]
Discontinued Operations, Disclosure [Text Block]

Note 15.       Discontinued Operations

       On June 22, 2012, in an effort to exit a non-core business, the company's senior management made a decision to pursue a sale of its laboratory workstations business, part of the Laboratory Products and Services segment. The company completed the sale in October 2012 for nominal proceeds. The results of the laboratory workstations business have been classified and presented as discontinued operations in the accompanying financial statements. Prior period results have been adjusted to conform to this presentation. A product line with annual revenues of approximately $4 million that was reported within the laboratory workstations business in 2011 was retained and is now reported in the Specialty Diagnostics segment.

       In 2012, the company recorded an after-tax loss of $63 million on the divestiture. In addition, the company recorded an after-tax gain of $2 million upon receipt of additional proceeds from a prior divestiture.

       Operating results of the laboratory workstations business were as follows:

(In millions)	2012	2011	2010

Revenues	$147.1	$179.6	$185.8
Pre-tax (Loss) Income	(30.0)	(6.2)	18.0

       On April 4, 2011, the company sold, in separate transactions, its Athena Diagnostics business for $740 million in cash and its Lancaster Laboratories business for $180 million in cash and escrowed proceeds of $20 million, substantially all of which was received in October 2012. The sale of these businesses resulted in an after-tax gain of approximately $304 million or $0.79 per diluted share in the second quarter of 2011. The results of both businesses have been included in the accompanying financial statements as discontinued operations. Operating results of these businesses were as follows:

(In millions)	2011	2010

Revenues	$54.3	$226.2
Pre-tax Income	9.1	58.9